The Mosaic Company
Earnings Conference Call – 1st Quarter Fiscal 2013
October 2, 2012
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S.
Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico; further developments in judicial or administrative proceedings; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements;
resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving
Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange
Commission. Actual results may differ from those set forth in the forward-looking statements.

4 First Quarter Financial Highlights $1.01 in Earning per Share $0.02 loss from notable items $2.5 billion $610 million Revenue Phosphates Potash $1,561 $960 $208 $416 Operating Earnings

Grain and Oilseed Stocks at Critical Levels
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12F
Actual Average
Crop Year
14%
16%
18%
20%
22%
24%
26%
28%
30%
32%
34%
Source: USDA
Global Grain and Oilseed Stocks-To-Use Percentage

Crop Nutrients are Highly Affordable
0.50
0.70
0.90
1.10
1.30
1.50
1.70
05 06 07 08 09 10 11 12
Crop Nutrient Price Index/Crop Price Index Ratio
Ratio Average
Our homemade Plant Nutrient Affordability metric is a ratio of a plant nutrient price index and a crop price index.  The plant nutrient price index is a weighted average of indices for urea, DAP and MOP prices.  These indices are calculated using weekly published spot prices at key U.S.
pricing points.  Weights are N, P, and K percentages of total U.S. nutrient use from 2005 to 2007.  The crop price index is a weighted average of indices for corn, soybeans and wheat.  These indices are calculated using the daily closing price of the front month futures contract.  Weights are the shares of total U.S. production of these three crops from 2005 to 2007.  The base year for all indices is 2005.
Source:  Mosaic

Global Farm Economics at Historical Highs
• Increases in cash payments
• Improving farmer returns,
despite higher at the farm
fertilizer costs
North America
India
• Record farm cash income
• ~$25B in crop insurance
payouts
Brazil
• Record acreage expected
for beans and corn
0
20
40
60
80
100
120
140
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12F
$ in billions
U.S. Net Cash Farm Income
From Government Payments From Farming
Source: USDA
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2005 2006 2007 2008 2009 2010 2011 2012
INR hectare
Source:  Mosaic
Indian Farm Economics
Estimated Revenue after Variable Cost
Rice Punjab/Haryana Wheat Punjab/Haryana
- -

Grain Rally and Fertilizer Pricing
• Caution in the value chain
• India P&K subsidy changes
• Weaker macro environment
• Greater supply certainty
Why haven’t fertilizer prices followed the grain
rally, like we saw in 2008?

9 Sentiment and Fundamentals • Declining potash producer inventories • Phosphate supply uncertainties • Elimination of drought-related uncertainties Potential catalysts to changing market sentiment:

Potash Market Correcting:
Poised for Recovery in 2013
Dynamics
• China/India delaying
purchasing
• North American
inventories declined for
3
rd
month in a row
0
10
20
30
40
50
60
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F 13F
China North Am Brazil India Indo/Malay Other
Source: Fertecon and Mosaic
World Muriate of Potash Shipments
Million tonnes KCL

11 Head Frame at Esterhazy K3

Potash Operating Rates
Source: Fertecon demand assumptions, Assumes global MOP demand grows to 69 million tonnes in 2017 and effective capacity increases to 75 million tonnes in 2017.
• Better than expected balance during the next five years
• More capacity later in decade
• Some projects more likely than others
50%
60%
70%
80%
90%
100%
00 02 04 06 08 10 12F 14F 16F
Global MOP Operating Rates
Source: Mosaic

Phosphates is a Tight Market
• Very low North
American producer
inventories
• Drought-related, low
river levels impacting
timing of North
American shipping
• Global supply
uncertainty
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F 13F
Million tonnes
DAP/MAP/TSP
World Processed Phosphate Shipments
China
India North Am
Brazil
Europe/FSU
Other
Dynamics

Source: Fertecon and Mosaic

Phosphate Operating Rates in the
Short and Near Term
Source: Fertecon demand assumptions, Mosaic estimates of capacity additions of 11 million tonnes expansion plans, including: Ma’aden on line in 2011, doubling in 2017.
• Expected new capacity just keeps pace with projected
demand growth
• Supply uncertainties
• Growing demand
65%
68%
70%
73%
75%
78%
80%
83%
00 01 02 03 04 05 06 07 08 09 10 11 12F 13F 14F 15F 16F 17F
Global Phosphoric Acid Operating Rates
Source: Mosaic

of phosphoric acid in Middle East, North Africa, China and Latin America based on announced

Financial Results Review

First Quarter Financial Performance
In millions, except per share amounts
Three Months Ended
August 31,
2012 2011
Net Sales $2,505 $3,083
Gross Margin $747 $848
% of net sales 30% 28%
Net Earnings $429 $526
% of net sales 17% 17%
Diluted EPS $1.01 $1.17
Effective Tax Rate 28% 28%
Cash Flow Provided by Operations $339 $554
Cash and Cash Equivalents $3,595 $4,038

Potash Segment Highlights
In millions, except MOP price Q1 FY13 Q4 FY12 Q1 FY12
Net sales $960 $1,037 $873
Gross Margin $459 $514 $444
Percent of net sales
48% 50% 51%
Operating earnings $416 $464 $402
Sales volumes 1.9 2.0 1.8
Production volume 1.5 1.9 1.9
Production operating rate 65% 85% 81%
Avg MOP selling price $444 $455 $446
First quarter highlights:
Gross margins were impacted by increased brine management expenses, longer shut-downs and higher depreciation, partially offset by mark-to-market gains on derivatives.
Brine management costs were $28M higher than last year’s quarter, reflecting higher expenses related to advanced technologies, such as horizontal drilling.
0
50
100
150
200
250
300
350
400
450
500
Q1 FY12 OE Sales       Sales volumes
price
Resource
taxes
Other Q1 FY13 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Tolling Agreement and Canpotex
Allocation Process
Tolling Agreement Impact on P&L
• Effective January 1, 2013
• Canpotex allocation change: from 37% to 43% *
Canpotex Allocation Process
• Current rules based on peaking capacities in effect at that time
• Adjusted based on proving runs
• Entitlements reviewed twice a year (January/July)
* Excluding any expansions

Phosphates Segment Highlights
In millions, except DAP price Q1 FY13 Q4 FY12 Q1 FY12
Net sales $1,561 $1,789 $2,220
Gross Margin $288 $322 $410
Percent of net sales 18% 18% 18%
Operating earnings $208 $224
$333
Sales volumes 2.7 2.9 3.2
NA production volume (a) 2.0 2.1 2.2
Finished product operating rate 81% 86% 89%
Avg DAP selling price $529 $494 $576
(a) Includes crop nutrient dry concentrates and animal feed ingredients
First quarter highlights:
Sales volumes impacted by limited inventory availability and transportation logistics related to
Mississippi river water levels.
Margins reflect lower rock costs due to startup of South Fort Meade, lower ammonia costs;
offset by lower concentrate operating rates and a higher mix of lower margin blend products.
South Fort Meade is fully operational; expect to start shipping rock across the Gulf to our Louisiana facilities.
0
50
100
150
200
250
300
350
Q1 FY12
OE
Sales
price
Sales
volumes
Raw
materials
Other Q1 FY13
OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Financial Guidance Summary
Category Guidance – Fiscal 2013
Potash
Q2 Sales volume 1.6 - 1.9 million tonnes
Q2 MOP selling price $420 - $450 per tonne
Q2 Operating rate above 70 percent
Phosphates
Q2 Sales volume 3.0 - 3.4 million tonnes
Q2 DAP selling price $520 - $550 per tonne
Q2 Operating rate above 80 percent
Capital Expenditures $1.5 - $1.8 billion
Canadian Resource Taxes
and Royalties
$320 - $380 million
SG&A $420 - $445 million
Effective Tax Rate Upper 20 percent range

21 Fiscal Year 2013 Outlook Post drought demand River levels India and China Record farmer economics Tight grain & oilseed stocks-to-use Capital deployment

Progress Towards Fiscal Year 2013 Goals
Safety Performance
ROIC/Momentum
Sustainability
Premium Products
Sustainability
On Time, on Budget
Capacity Timing
Ammonia Investment
TSR focus
Potash Expansion
Innovation
Operational Excellence
Capital

FY13 Q1
Actual
Change
FY13 Q1
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS
Impact
Marketing
MOP Price ($/tonne) $444 $50 47.9% 9.2% $88 $0.15
Potash Volume
(million tonnes)
1.9 0.5 47.9% 16.9% $162 $0.27
DAP Price ($/tonne) $529 $50 18.4% 6.3% $98 $0.17
Phosphate Volume
(million tonnes)
2.7 0.5 18.4% 5.8% $90 $0.15
Raw Materials
Sulfur ($/lt) $196 $50 18.4% 2.6% $40 $0.07
Ammonia ($/tonne) $449 $50 18.4% 1.4% $22 $0.04
(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
(b)
Earnings Sensitivity to Key Drivers (a)

Raw Material Cost Detail
The company is currently implementing a new inventory valuation system. After implementation, the company expects to include this information in its performance data disclosures.
Q1 FY2013%
Ammonia
Realized in COGS $           449
Average Purchase Price $           664
Sulfur
Realized in COGS $           196
Average Purchase Price $           189
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 2,895 88%
Purchased Miski Mayo rock 150 5%
Other purchased rock 251 8%
Total 3,296 100%
Average cost / tonne consumed rock $              64